UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     February 7, 2012

MICROELECTRONICS TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-32984	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Monarch Bay Plaza, Monarch Bay, California		92629
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (866) 587-2860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 7, 2012 and on February 23, 2012, we filed a Current Report on Form 8-K (the “Form 8-K”) and on Form 8-K/A (“Form 8-K Amendment No. 1”), respectively, regarding the dismissal of our accounting firm Manning Elliot LLP (the “Former Accountant”) and the engagement of John Kinross-Kennedy, CPA (“New Accountant”) as its principal accountants effective February 7, 2012.  We inadvertently did not provide a letter from our Former Accountant addressed to the Commission stating whether it agrees with the statements made by the registrant in response to the items required by Item 304 of Regulation S-K, but corrected mistake this by filing the letter as Exhibit 16.1 to the Form 8-K/A Amendment No. 1. However, in doing so we excluded the previous original language of the Form 8-K. As a result, we are filing this Current Report on Form 8-K/A, Amendment No.2, to provide the letter from our Former Accountant as Exhibit 16.1 to Item 9.01(d) of Form 8-K and to provide the previous original language of the Form 8-K.

This Form 8-K/A, Amendment No. 2,  hereby amends the Form 8-K/A to add Exhibit 16.1 to Item 9.01(d) and to provide the previous original language of the Form 8-K and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 7, 2012, Manning Elliot LLP (the “Former Accountant”) was dismissed as the Company’s accountant.  The Company has engaged John Kinross-Kennedy, CPA (“New Accountant”) as its principal accountants effective February 7, 2012.  The decision to change accountants was approved by the Company’s board of directors.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

The Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended June 30, 2010 and June 30, 2011 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended June 30, 2010 and June 30, 2011 contained an uncertainty about the Company’s ability to continue as a going concern.

During the years ended June 30, 2010 and June 30, 2011, and through the interim period ended February 7, 2012, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the years ended June 30, 2010 and June 30, 2011, and through the interim period ended February 7, 2012, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On February 7, 2012, the Company provided the Former Accountant with its disclosures in this Current Report on Form 8-K disclosing the dismissal of the Former Accountant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1

Letter from Manning Elliot LLP, dated February 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microelectronics Technology Company

 Date: February 23, 2012

/s/ Brett Everett

Name: Brett Everett

Title: President

Exhibit Index

Exhibit No.	Description

16.1	Letter from Manning Elliot LLP, dated February 9, 2012.